UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

NIC Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300

Olathe, Kansas 66061

(Address of principal executive office)(Zip Code)

(877) 234-3468

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       At the regular quarterly meeting of NIC Inc.’s Corporate Governance and Nominating Committee on February 3, 2009, which was attended by all members, Mr. John “Jack” Bunce announced his decision not to place his name into nomination for the Company’s Board of Directors for the one year term beginning at the 2009 annual meeting of shareholders. Mr. Bunce cited increasing demands of his new business ventures with the time required for Board service. The Committee then nominated all serving directors except Mr. Bunce for election to one-year directorship terms at the 2009 annual shareholders’ meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

By:	/s/William F. Bradley, Jr.
William F. Bradley, Jr. Chief Operating Officer and General Counsel

Date: February 9, 2009

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